                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into the Company's previously filed Registration Statement File Numbers 33-83890 and 333-14657.



                                                /s/ Arthur Andersen LLP
                                                -------------------------
                                                ARTHUR ANDERSEN LLP


Indianapolis, Indiana,
June 28, 2000.